Ivy Bond Fund

Summary Prospectus   |   July 31, 2014, as supplemented April 1, 2015

Share Class (Ticker):    Class A Shares (IBOAX), Class B Shares (IBOBX), Class C Shares (IBOCX), Class E Shares (IVBEX), Class I Shares (IVBIX), Class R Shares (IYBDX), Class R6 Shares (IBNDX), Class Y Shares (IBOYX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at www.ivyfunds.com/prospectus. You can also get this information at no cost by calling 800.777.6472 or by sending an e-mail request to IMCompliance@waddell.com. You can also get this information from your investment provider. The Fund’s prospectus and SAI dated July 31, 2014 (as each may be amended or supplemented) are incorporated herein by reference.

Objective

To seek to provide current income consistent with preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds within Ivy Funds, InvestEd Portfolios and/or Waddell & Reed Advisors Funds. More information about these and other discounts is available from your financial professional and in the Sales Charge Reductions section on page 217 of the Fund’s prospectus and in the Purchase, Redemption and Pricing of Shares section on page 130 of the Fund’s statement of additional information (SAI). The Fund’s Class B shares are not available for purchase by new or existing investors. Class B shares are available for dividend reinvestment and exchanges.

Shareholder Fees

(fees paid directly from your investment)	Class A		Class B		Class C		Class E		Class I	Class R	Class R6	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%		None		None		5.75%		None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	1.00%	[1]	5.00%	[1]	1.00%	[1]	None		None	None	None	None
Maximum Account Fee	$20	[2]	None		$20	[2]	$20	[2]	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class E	Class I	Class R	Class R6	Class Y
Management Fees	0.52%	0.52%	0.52%	0.52%	0.52%	0.52%	0.52%	0.52%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%	0.00%	0.50%	0.00%	0.25%
Other Expenses	0.27%	0.46%	0.30%	0.58%	0.24%	0.33%	0.09%	0.23%
Total Annual Fund Operating Expenses	1.04%	1.98%	1.82%	1.35%	0.76%	1.35%	0.61%	1.00%
Fee Waiver and/or Expense Reimbursement[3,4]	0.00%	0.00%	0.00%	0.21%	0.00%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.04%	1.98%	1.82%	1.14%	0.76%	1.35%	0.61%	1.00%

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase. For Class B shares, the CDSC declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

With limited exceptions, for Class A and Class C shares, if your Fund account balance is below $650 at the close of business on September 26, 2014, and on the Friday prior to the last week of September each year thereafter, the account will be assessed an account fee of $20. With limited exceptions, for Class E shares, the current $20 account fee for Ivy InvestEd Plan accounts with a balance of less than $25,000 will be assessed annually at the close of business on the second Tuesday of December.

[3]

Through July 31, 2015, Ivy Investment Management Company (IICO), the Fund’s investment manager, Ivy Funds Distributor, Inc. (IFDI), the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses for the Fund’s Class E shares at 1.14%. Prior to that date, the expense limitation may not be terminated by IICO, IFDI, WISC or the Board of Trustees.

[4]

Through July 31, 2015, to the extent that the total annual ordinary fund operating expenses of the Class Y shares exceeds the total annual ordinary fund operating expenses of the Class A shares, IFDI and/or WISC have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to ensure that the total annual ordinary fund operating expenses of the Class Y shares do not exceed the total annual ordinary fund operating expenses of the Class A shares, as calculated at the end of each month. Prior to that date, the expense limitation may not be terminated by IFDI, WISC or the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that expenses were capped for a one year period, as indicated above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$675	$887	$1,116	$1,773
Class B Shares	601	921	1,168	2,063
Class C Shares	185	573	985	2,137
Class E Shares	705	1,019	1,353	2,288
Class I Shares	78	243	422	942
Class R Shares	137	428	739	1,624
Class R6 Shares	62	195	340	762
Class Y Shares	102	318	552	1,225

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$675	$887	$1,116	$1,773
Class B Shares	201	621	1,068	2,063
Class C Shares	185	573	985	2,137
Class E Shares	705	1,019	1,353	2,288
Class I Shares	78	243	422	942
Class R Shares	137	428	739	1,624
Class R6 Shares	62	195	340	762
Class Y Shares	102	318	552	1,225

Portfolio Turnover

The Fund bears transaction costs, such as spreads between bid and asked prices, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 202% of the average value of its portfolio.

Principal Investment Strategies

Ivy Bond Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in bonds (for this purpose, “bonds” includes any debt security with an initial maturity greater than one year). The Fund invests in a variety of primarily investment-grade debt securities (including bonds rated BBB- or higher by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by IICO, or Advantus Capital Management, Inc. (Advantus Capital), the Fund’s subadviser, to be of comparable quality). Debt securities in which the Fund may invest include corporate and mortgage-backed securities, asset-backed securities, debt securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities (U.S. government securities) and other debt obligations of U.S. banks. The Fund may invest in investment grade debt securities issued by both domestic and foreign companies in a variety of industries.

Although the Fund invests primarily in investment grade debt securities, it may invest up to 20% of its total assets in non-investment grade debt securities, commonly called junk bonds, that include bonds rated BB+ or lower by S&P, or comparably rated by another NRSRO or, if unrated, determined by IICO or Advantus Capital to be of comparable quality.

In selecting securities, Advantus Capital uses a bottom-up, fundamental approach by focusing on security selection and sector allocation. Advantus Capital also focuses on relative value trading among fixed-income securities, and considers factors such as security pricing, industry outlook, current and anticipated market and economic conditions, general levels of debt and issuer operations.

Generally, in determining whether to sell a security, Advantus Capital uses the same type of analysis that it uses in buying securities, including review of the security’s valuation and the issuer’s creditworthiness. Advantus Capital also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. The Fund is not intended as a complete investment program. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

■	Credit Risk. An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation.

■

Extension Risk. A rise in interest rates could cause borrowers to pay back the principal on certain debt securities, such as mortgage- or asset-backed securities, more slowly than expected, lengthening the average life of such securities. This could cause the value of such securities to be more volatile or decline more than other fixed-income securities, and may magnify the effect of the rate increase on the price of such securities.

■

Frequent Trading Risk. The risk that frequent buying and selling of investments involve higher costs to the Fund and may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short term capital gains. The payment of taxes on these gains could adversely affect a shareholder’s after tax return on their investment in the Fund. Any distributions resulting from such net gains will be considered ordinary income for Federal income tax purposes.

■	Income Risk. The risk that the Fund may experience a decline in its income due to falling interest rates, earnings declines, or income decline within a security.

■

Interest Rate Risk. A rise in interest rates may cause a decline in the value of the Fund’s securities, especially securities with longer maturities. A decline in interest rates may cause the Fund to experience a decline in its income. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising rates. In addition, a general rise in rates may result in decreased liquidity and increased volatility in the fixed-income markets generally.

■

Liquidity Risk. Generally, a security is liquid if the Fund is able to sell the security at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price.

■

Low-Rated Securities Risk. In general, low-rated debt securities (commonly referred to as “high-yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken the Fund’s returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations. In addition, these low-rated securities and obligations may fluctuate more widely in price and yield than higher-rated securities and obligations and may fall in price during times when the economy is weak or is expected to become weak. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.

■

Management Risk. Fund performance is primarily dependent on Advantus Capital’s skill in evaluating and managing the Fund’s portfolio. There can be no guarantee that its decisions will produce the desired results, and the Fund may not perform as well as other similar mutual funds.

■

Market Risk. Markets can be volatile, and the Fund’s holdings can decline significantly in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities can react differently to these developments. The financial crisis in the U.S. and foreign economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the NAVs of many mutual funds, including to some extent the Fund. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. These circumstances have also decreased liquidity in some markets and may continue to do so. In addition, certain events, such as natural disasters, terrorist attacks, war, and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

■

Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities are subject to prepayment risk and extension risk. When interest rates decline, unscheduled prepayments can be expected to accelerate, shortening the average lives of such securities, and the Fund may be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage-backed and asset-backed securities. Conversely, when interest rates rise, the values of mortgage-backed and asset-backed securities generally fall. Rising interest rates typically result in decreased prepayments and longer average lives of such securities. This could cause the value of such securities to be more volatile or to decline more than other fixed-income securities, and may magnify the effect of the rate increase on the price of such securities.

Certain mortgage-backed securities are U.S. government securities. See U.S. Government Securities Risk for the risks of these types of securities. For non-U.S. government securities, there is the risk that payments on a security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the U.S. government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. government or supported by the right of the issuer to borrow from the U.S. government.

■

Non-Agency Securities Risk. The risk that payments on a security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the U.S. Government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government. These securities may include, but are not limited to, securities issued by non-government entities, asset-backed securities (which represent interests in auto, consumer and/or credit card loans) and commercial mortgage-backed securities (which represent interests in commercial mortgage loans).

■

Reinvestment Risk. A decline in interest rates may cause issuers to prepay higher-yielding debt securities held by the Fund, resulting in the Fund reinvesting in securities with lower yields, which may cause a decline in its income.

■

U.S. Government Securities Risk. Certain U.S. government securities, such as U.S. Treasury (Treasury) securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. Other U.S. government securities, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB), are not backed by the full faith and credit of the U.S. government and, instead, may be supported only by the credit of the issuer or by the right of the issuer to borrow from the Treasury.

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the performance with those of a broad-based securities market index and a Lipper peer group (a universe of mutual funds with investment objectives similar to that of the Fund). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown. Unlike the returns in the chart, the returns in the table reflect the maximum applicable sales charges for the Fund.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary. Return After Taxes on Distributions and Sale of Fund Shares may be better than Return Before Taxes due to an assumed tax benefit from losses on a sale of the Fund’s shares at the end of the period.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.ivyfunds.com or call 800.777.6472 for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 6.62% (the third quarter of 2009) and the lowest quarterly return was -3.89% (the fourth quarter of 2008). The Class A return for the year through June 30, 2014 was 4.63%.

Average Annual Total Returns

as of December 31, 2013	1 Year	5 Years	10 Years (or Life of Class)
Class A
Return Before Taxes	-6.64%	5.65%	3.01%
Return After Taxes on Distributions	-7.83%	4.29%	1.59%
Return After Taxes on Distributions and Sale of Fund Shares	-3.23%	4.22%	2.08%
Class B
Return Before Taxes	-5.73%	5.58%	2.46%

as of December 31, 2013	1 Year	5 Years	10 Years (or Life of Class)
Class C
Return Before Taxes	-1.72%	6.12%	2.72%
Class E (began on 04-02-2007)
Return Before Taxes	-6.73%	5.61%	2.60%
Class I (began on 04-02-2007)
Return Before Taxes	-0.65%	7.27%	3.96%
Class R (began on 12-19-2012)
Return Before Taxes	-1.24%	N/A	-0.95%
Class R6 (began on 07-31-2014)
Return Before Taxes	N/A	N/A	N/A
Class Y
Return Before Taxes	-0.91%	6.99%	3.61%

Indexes	1 Year	5 Years	10 Years
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-2.02%	4.44%	4.55%
Lipper Corporate Debt Funds A Rated Universe Average (net of fees and expenses)	-1.64%	7.19%	4.61%

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO) and subadvised by Advantus Capital Management, Inc. (Advantus Capital).

Portfolio Managers

Christopher R. Sebald, Chief Investment Officer and Executive Vice President of Advantus Capital, has managed the Fund (and its predecessor fund) since August 2003, Thomas B. Houghton, Vice President of Advantus Capital, has managed the Fund since April 2005 and David W. Land, Vice President of Advantus Capital, has managed the Fund since April 2005.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge, on any business day through your dealer or financial adviser (all share classes), by writing to WI Services Company, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 800.777.6472); fax (Class A, B, C and E: 800.532.2749; Class I and Y: 800.532.2784), or internet (www.ivyfunds.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on the Fund’s shareholder servicing system, such as for Class R and Class R6 shares, please contact your selling broker-dealer, plan administrator or third-party record keeper to sell shares of the Fund. The Fund’s Class B shares are not available for purchase by new or existing investors. Class B shares are available for dividend reinvestment and exchanges.

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or IFDI may reduce or waive the minimums in some cases:

For Class A, Class C and Class E:
To Open an Account	$750
For accounts opened with Automatic Investment Service (AIS)	$150
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$50
For Class I, Class R, Class R6 and Class Y:
Please check with your selling broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income, long-term capital gain, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

IVSUM-IBOAX